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                                                                   Exhibit 10.62


                             FOURTH LEASE AMENDMENT

      Fourth Amendment to Lease (this "Amendment") dated as of March 29, 2000, by and between CAL-HARBOR II and III URBAN RENEWAL ASSOCIATES L.P. ("Landlord"), a New Jersey limited partnership having an address c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 AND DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION AND DLJDIRECT HOLDINGS INC. (collectively and jointly and severally, "Tenant"), each a Delaware corporation having an office at 1 Pershing Plaza, 95 Christopher Columbus Drive, Jersey City, New Jersey 07399.

                              W I T N E S S E T H

            WHEREAS, Landlord and Tenant are parties to an Agreement of Lease, dated as of April 12, 1999, as amended pursuant to a First Lease Amendment, dated as of September 30, 1999, a Second Lease Amendment, dated as of September 30, 1999 and a Third Amendment to Lease, dated as of December 15, 1999 (collectively, the "Lease"), whereby Landlord leased to Tenant and Tenant hired from Landlord certain space as described in the Lease on the first floor, the fifth floor and the sixth floor of Plaza II (the "Building") of the office complex known as "Harborside Financial Center" consisting as of the date hereof of Plazas I, II and III and the parking and other common areas serving same located in Jersey City, New Jersey (the "Complex") on the land described in the Lease;

            WHEREAS, the parties desire that the Lease be amended to provide, among other things, that (i) the Expiration Date of the Term of the Lease shall be October 31, 2011 and (ii) Landlord lease to Tenant and Tenant hire from Landlord an additional 39,313 rentable square feet on the sixth floor of Plaza III of the Complex ("Plaza III") substantially as shown, hatched on the plan annexed hereto as Exhibit A (the "Plaza III Sixth Floor Space") and an additional 26,864 rentable square feet on the fourth floor of Plaza III substantially as shown hatched on Exhibit B (the "Plaza III Fourth Floor Space"), all upon the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

            1. Definitions. As used herein, the following terms shall have the meanings ascribed to them herein:

            "Plaza III Sixth Floor Space Possession Date" shall be the date that Landlord delivers vacant possession of the Plaza III Sixth Floor Space to Tenant, broom clean with all movable furniture and personal property removed; provided, that in no event shall the Plaza III Sixth Floor Space Possession Date be earlier than five (5) days after Landlord gives to Tenant notice of the date on which Landlord anticipates that the Plaza III Sixth Floor Space shall be so tendered to Tenant (unless Tenant or anyone claiming under or through Tenant first occupies the
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Plaza III Sixth Floor Space for the performance of its work therein or any other purpose prior to the giving of such notice by Landlord or the expiration of such 5-day period).

            "Plaza III Sixth Floor Space Commencement Date" shall be the date that is 60 days after the Plaza III Sixth Floor Space Possession Date.

            "Plaza III Fourth Floor Space Commencement Date" shall be the date that Landlord delivers vacant possession of the Plaza III Fourth Floor Space to Tenant, broom clean with all movable furniture and personal property removed; provided, that in no event shall the Plaza III Fourth Floor Space Possession Date be earlier than five (5) days after Landlord gives to Tenant notice of the date on which Landlord anticipates that the Plaza III Fourth Floor Space shall be so tendered to Tenant (unless Tenant or anyone claiming under or through Tenant first occupies the Plaza III Fourth Floor Space for the performance of its work therein or any other purpose prior to the giving of such notice by Landlord or the expiration of such 5-day period).

            All other capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Lease.

            2. Expiration Date. The term "Expiration Date" as defined in Section 2.01(e) of the Lease is hereby amended to mean October 31, 2011, as the same may be extended by reason of the exercise of any extension or renewal option contained in the Lease.

            3. Plaza III Sixth Floor Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Plaza III Sixth Floor Space for a term (the "Plaza III Sixth Floor Space Term") to commence on the Plaza III Sixth Floor Space Commencement Date and ending on June 29, 2005 (the "Plaza III Sixth Floor Space Expiration Date"), unless the Plaza III Sixth Floor Space Term shall be extended as provided in Paragraph 5 below or the Term shall sooner cease and terminate as provided in the Lease. Effective as of the Plaza III Sixth Floor Space Commencement Date, and except as set forth herein, all references in the Lease to the "demised premises" shall be deemed to include the Plaza III Sixth Floor Space and the provisions and conditions of the Lease shall apply to the Plaza III Sixth Floor Space with the same force and effect as if such space were leased to Tenant together with the "demised premises" originally demised to Tenant under the Lease. For the period commencing on the Plaza III Sixth Floor Space Possession Date and ending on the date immediately preceding the Plaza III Sixth Floor Space Commencement Date (the "Preparation Period") Tenant shall be entitled to occupy the Plaza III Sixth Floor Space for the purpose of performing Tenant's initial work therein and, upon completion of such work, for the purposes expressly permitted pursuant to Article 5 of the Lease. Tenant's occupancy of the Plaza III Sixth Floor Space during the Preparation Period shall be subject to all of the terms and conditions of the Lease (including, without limitation, Tenant's indemnification obligation pursuant to Article 38 of the Lease and Tenant's obligation to maintain insurance pursuant to Section 9.09 of the Lease, but excluding Tenant's obligation to pay basic annual rent pursuant to Article 1 of the Lease and Taxes and Operating Expenses pursuant to Article 3 of the Lease).

            (b) Tenant hereby agrees to pay to Landlord basic annual rent for the Plaza III Sixth Floor Space as follows:

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                  (i) for the period commencing on the Plaza III Sixth Floor
      Space Commencement Date and ending on June 29, 2005 (the "First Rent Period") at the annual rate of ONE MILLION TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED THREE AND 96/100 DOLLARS ($1,218,703.96), payable in equal monthly installments of ONE HUNDRED ONE THOUSAND FIVE HUNDRED FIFTY EIGHT AND 58/100 DOLLARS ($101,558.58);

                  (ii) if the Plaza III Sixth Floor Space Term is extended pursuant to Paragraph 5 below, for the period commencing on June 30, 2005 and ending on September 30, 2005 (the "Second Rent Period"), at the annual rate of ONE MILLION TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED THREE AND 00/100 DOLLARS ($1,218,703.00), payable in equal monthly installments of ONE HUNDRED ONE THOUSAND FIVE HUNDRED FIFTY EIGHT AND 58/100 DOLLARS ($101,558.58); and

                  (iii) if the Plaza III Sixth Floor Space Term is extended pursuant to Paragraph 5 below, for the period commencing on October 1, 2005 and ending on the Expiration Date (the "Third Rent Period"), at the annual rate of ONE MILLION THREE HUNDRED THIRTY SIX THOUSAND SIX HUNDRED FORTY TWO AND 00/100 DOLLARS ($1,336,642.00), payable in equal monthly installments of ONE HUNDRED ELEVEN THOUSAND THREE HUNDRED EIGHTY SIX AND 83/100 DOLLARS ($111,386.83).

            (c) From and after the Plaza III Sixth Floor Space Commencement Date until the last day of the Plaza III Sixth Floor Term, Tenant's Tax Share shall be increased by 2.62% and Tenant's Expense Share shall be increased by 2.75%.

            (d) The parties acknowledge that for all purposes of the Lease, as amended hereby, the Plaza III Sixth Floor Space shall be deemed to contain 39,313 rentable square feet.

            (e) From and after the Plaza III Sixth Floor Space Possession Date, Landlord shall make twenty (20) un-reserved parking spaces ("Plaza III Parking Spaces") available to Tenant and Tenant shall hire same from Landlord in the Parking Areas of the Property as Landlord shall periodically designate for parking. Tenant's use of Tenant's Plaza III Parking Spaces shall be on all of the same terms and conditions as set forth with respect to Tenant's Parking Spaces in Article 37 of the Lease. If Landlord, in Landlord's sole discretion, determines that there is excess parking capacity in the Parking Areas of the Property, Landlord agrees to cooperate with Tenant to provide additional unreserved parking spaces to Tenant in a number and in locations to be determined by Landlord in its sole discretion. Notwithstanding the foregoing, Landlord shall have no liability to Tenant for any failure to provide Tenant with any additional parking spaces and neither the validity of this Amendment nor of the Lease shall be impaired by reason of such failure.

            (f) Except as provided in Paragraph 3(a) above with respect to the payment of basic annual rent and Taxes and Operating Expenses from the Plaza III Sixth Floor Space Possession Date through and including the day immediately preceding the Plaza III Sixth Floor

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Space Commencement Date, Tenant shall pay additional rent and any and all other amounts payable with respect to the Plaza III Sixth Floor Space from and after the Plaza III Sixth Floor Space Possession Date at the times and in the manner set forth in the Lease (as amended hereby). Tenant shall pay basic annual rent and Taxes and Operating Expenses with respect to the Plaza III Sixth Floor Space from and after the Plaza III Sixth Floor Space Commencement Date at the times and in the manner set forth in the Lease (as amended hereby). If the Plaza III Sixth Floor Space Commencement Date falls on any day other than the first day of a month, then the basic annual rent for the Plaza III Sixth Floor Space for such month shall be prorated on a per diem basis, and Tenant agrees to pay the amount thereof for such partial month on the Plaza III Sixth Floor Space Commencement Date. If the first day of the Second Rent Period falls on any day other than the first day of a month, then the basic annual rent for the Plaza III Sixth Floor Space for the month in which the Second Rent Period commences shall be prorated on a per diem basis to reflect the number of days of such Second Rent Period and of the First Rent Period which occur during such month.

            (g) Tenant shall be entitled to reimbursement of up to an amount equal to $231,160.44 (the "Plaza III Sixth Floor Space Allowance") for Hard Costs and Soft Costs paid by Tenant in connection with the preparation of the Plaza III Sixth Floor Space for Tenant's occupancy; provided, that Tenant shall not be entitled to reimbursement from the Plaza III Sixth Floor Space Allowance for Soft Costs to the extent such Soft Costs exceed an amount (the "Plaza III Sixth Floor Space Soft Costs Maximum") equal to $57,790.11. Tenant shall have the right to submit to Landlord, from time to time, but not more frequently than once per month, a notice setting forth the dollar amount requested, which notice shall be accompanied by (i) paid invoices or other evidence reasonably satisfactory to Landlord of the amounts paid by Tenant for such Hard Costs and/or Soft Costs, (ii) a certificate from a financial officer of Tenant that Tenant has not been reimbursed previously for such Hard Costs and/or Soft Costs,
(iii) a certificate from Tenant's architect which certifies that the work for which Tenant is seeking reimbursement has been completed substantially in accordance with the plans and specifications previously approved or deemed approved by Landlord and in compliance with all applicable Legal Requirements and (iv) evidence reasonably satisfactory to Landlord (including, without limitation, lien waivers) that all sums properly due and owing to contractors, subcontractors and materialmen in connection with the work for which Tenant is seeking reimbursement have been paid. On or about August 1, 2001 (but in no event later than August 31, 2001), provided Tenant has submitted such notice and other information to Landlord not later than July 1, 2001 and provided the certificates and other deliveries made therewith are correct, Landlord shall reimburse Tenant for the amount thereof until the total of all such reimbursements is equal to the Plaza III Sixth Floor Space Allowance (it being understood that in no event shall Landlord be obligated to expend in excess of the Plaza III Sixth Floor Space Allowance or reimburse Tenant for Soft Costs in excess of the Plaza III Sixth Floor Space Soft Costs Maximum). Anything to the contrary contained herein notwithstanding, Landlord shall have the right to withhold $23,000 from the Plaza III Sixth Floor Space Allowance, which amount shall not be released to Tenant unless and until Tenant delivers to Landlord final working drawings, with amendments, or the mylar set of "as built" plans, drawings and specifications for the work performed in the Plaza III Sixth Floor Space and the disk carrying the same in accordance with Section 6.01(11) of the Lease.

            4. Plaza III Sixth Floor Space - AS-IS. On the Plaza III Sixth Floor Space Possession Date, Tenant shall accept the Plaza III Sixth Floor Space in its "as is" condition and Landlord shall have no obligation to perform any work or make any contribution to prepare the Plaza III Sixth Floor Space for occupancy by Tenant, except as provided in Paragraphs 3(g) above and 5(c) below. All installations, materials and work which may be undertaken by Tenant to prepare, equip, decorate and furnish the Plaza III Sixth Floor Space for Tenant's occupancy shall be performed by Tenant at Tenant's expense in accordance with all of the terms, conditions and provisions of the Lease.

            5. Lease Extension of Plaza III Sixth Floor Space. (a) Notwithstanding anything contained in the Lease or this Amendment to the contrary, Landlord and Tenant acknowledge that the American Institute of Certified Public Accountants or its successor in interest ("AICPA") has the option to expand its premises to include the Plaza III Sixth Floor Space ("AICPA Option").

                  (b) On or before September 30, 2004 Landlord shall notify Tenant as to whether AICPA has exercised the AICPA Option. If AICPA has exercised the AICPA Option, then the Plaza III Sixth Floor Term shall expire without further notice to Tenant on the Plaza III Sixth Floor Space Expiration Date. If AICPA has not exercised the AICPA Option, then the Plaza III Sixth Floor Space Term shall be automatically extended until the Expiration Date on all of the terms and conditions of the Lease as amended by this Amendment. If the Plaza III Sixth Floor Space Term shall be so extended, Landlord and tenant shall execute an instrument confirming such extension, but the failure of the parties to execute such instrument shall not affect the effectiveness of such extension of the Plaza III Sixth Floor Space Term.

                  (c) If the Plaza III Sixth Floor Space Term is so extended until the Expiration Date, then Tenant shall be entitled to reimbursement of up to an amount equal to $358,534.56 (the "Second Plaza III Sixth Floor Space Allowance") for Hard Costs and Soft Costs paid by Tenant in connection with the preparation of the Plaza III Sixth Floor Space for Tenant's occupancy; provided that Tenant shall not be entitled to reimbursement from the Second Plaza III Sixth Floor Space Allowance for Soft Costs to the extent such Soft Costs exceed an amount (the "Second Plaza III Sixth Floor Space Soft Costs Maximum") equal to $89,633.64. Tenant shall have the right to submit to Landlord, from time to time, but not more frequently than once per month, a notice setting forth the dollar amount requested, which notice shall be accompanied by (i) paid invoices or other evidence reasonably satisfactory to Landlord of the amounts paid by Tenant for such Hard Costs and/or Soft Costs, (ii) a certificate from a financial officer of Tenant that Tenant has not been reimbursed previously for such Hard Costs and/or Soft Costs from the Plaza III Sixth Floor Space Allowance, the Second Plaza III Sixth Floor Space Allowance or otherwise, (iii) a certificate from Tenant's architect which certifies that the work for which Tenant is seeking reimbursement has been completed substantially in accordance with the plans and specifications previously approved or deemed approved by Landlord and in compliance with all applicable Legal Requirements and (iv) evidence reasonably satisfactory to Landlord (including, without limitation, lien waivers) that all sums properly due and owing to contractors, subcontractors and materialmen in connection with the work for which Tenant is seeking reimbursement have been paid. On or about June 30, 2005 (but in no event later than July 31, 2005), provided that Tenant has submitted such notice and other information to Landlord not later than May 31, 2005, and provided the certificates and other deliveries made therewith are correct, Landlord shall reimburse Tenant for the amount thereof until the total of such all reimbursements is equal to the Second Plaza III Sixth Floor Space Allowance (it being understood that in no event shall Landlord be obligated to expend in excess of the Second Plaza III Sixth Floor Space Allowance or reimburse Tenant for Soft Costs in excess of the Second Plaza III Sixth Floor Space Soft Costs Maximum). Anything to the contrary contained herein notwithstanding, Landlord shall have the right to withhold $36,000 from the Second Plaza III Sixth Floor Space Allowance, which amount shall not be released to Tenant unless and until Tenant delivers to Landlord final working drawings, with amendments, or the mylar set of "as built" plans, drawings and specifications for the work performed in the Second Plaza III Sixth Floor Space and the disk carrying the same in accordance with Section 6.01(11) of the Lease.

            (d) If AICPA exercises the AICPA Option and Tenant shall hold over in the Plaza III Sixth Floor Space after the Plaza III Sixth Floor Space Expiration Date, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable law. During such tenancy, Tenant agrees to (i) pay to Landlord, each month, the greater of the fair market rental value for the Plaza III Sixth Floor Space or the Applicable Percentage of (x) the basic annual rent and (y) all additional rent payable by Tenant for the last month of the Plaza III Sixth Floor Space Term and (ii) be bound by all of the terms, covenants and conditions specified in the Lease (as amended by this Amendment). In addition to Tenant's obligations set forth in clauses (i) and (ii) of this Paragraph 5(d) or elsewhere in the Lease, Tenant shall be liable for all consequential damages suffered by Landlord in connection with Tenant holding over in the Plaza III Sixth Floor Space.

            6. Existing Tenant. Tenant acknowledges that the Plaza III Sixth Floor Space is subject to an existing lease and Landlord will not be able to deliver the Plaza III Sixth Floor Space to Tenant until such lease expires or terminates and the occupant of the Plaza III Sixth Floor Space vacates the same. Landlord has advised Tenant that such lease for the Plaza III Sixth Floor Space is scheduled to terminate on April 30, 2000; however, Tenant agrees that if Landlord delivers vacant, broom-clean possession of the Plaza III Sixth Floor Space to Tenant prior to April 30, 2000, such earlier date of delivery shall be the Plaza III Sixth Floor Space Possession Date; provided, that in no event shall such earlier date of delivery be earlier than five (5) days after Landlord gives to Tenant notice of the date on which Landlord anticipates that the Plaza III Sixth Floor Space shall be so delivered to Tenant (unless Tenant or anyone claiming under or through Tenant first occupies the Plaza III Sixth Floor Space for the performance of its work therein or any other purpose prior to the giving of such notice by Landlord or the expiration of such 5-day period). If any tenant in the Plaza III Sixth Floor Space shall holdover beyond April 30, 2000, Landlord shall use reasonable efforts (including the prompt commencement and diligent prosecution of summary proceedings) to terminate such holdover tenancy. Notwithstanding anything to contrary contained in the Lease, Tenant agrees that Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant for any failure or delay to deliver possession of the Plaza III Sixth Floor Space pursuant to the terms hereof on the anticipated availability date or any other specific date and the validity of the Lease, as amended hereby, shall not be impaired under such circumstances nor shall the same be construed to extend the Plaza III Sixth Floor Space Term.

            7. Plaza III Fourth Floor Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Plaza III Fourth Floor Space for a term (the "Plaza III Fourth Floor Space Term") to commence on the Plaza III Fourth Floor Space Commencement Date and ending on the Expiration Date, unless the Term shall sooner cease and terminate as provided in the Lease. Effective as of the Plaza III Fourth Floor Space Commencement Date, and except as set forth herein, all references in the Lease to the "demised premises" shall be deemed to include the Plaza III Fourth Floor Space and the provisions and conditions of the Lease shall apply to the Plaza III Fourth Floor Space with the same force and effect as if such space were leased to Tenant together with the "demised premises" originally leased to Tenant under the Lease.

            (b) Tenant hereby agrees to pay to Landlord basic annual rent for the Plaza III Fourth Floor Space as follows:

                  (i) for the period commencing on the Plaza III Fourth Floor Space Commencement Date and ending on September 30, 2005 (the "Qualified First Rent Period") at the annual rate of EIGHT HUNDRED THIRTY-TWO THOUSAND SEVEN HUNDRED EIGHTY-FOUR AND 04/100 DOLLARS ($832,784.04), payable in equal monthly installments of SIXTY-NINE THOUSAND THREE HUNDRED NINETY-EIGHT AND 67/100 DOLLARS ($69,398.67); and

                  (ii) for the period commencing on October 1, 2005 and ending on the Expiration Date (the "Qualified Second Rent Period"), at the annual rate of NINE HUNDRED THIRTEEN THOUSAND THREE HUNDRED SEVENTY-SIX AND 04/100 DOLLARS ($913,376.04), payable in equal monthly installments of SEVENTY-SIX THOUSAND ONE HUNDRED FOURTEEN AND 67/100 DOLLARS ($76,114.67).

            (c) The parties acknowledge that for all purposes of the Lease, as amended hereby, the Additional Sixth Floor Space shall be deemed to contain 26,864 rentable square feet.

            (d) Tenant shall pay additional rent and any and all other amounts payable with respect to the Plaza III Fourth Floor Space from and after the Plaza III Fourth Floor Space Commencement Date at the times and in the manner set forth in the Lease (as amended hereby). Tenant shall pay basic annual rent and Taxes and Operating Expenses with respect to the Plaza III Fourth Floor Space from and after the Plaza III Fourth Floor Space Commencement Date at the times and in the manner set forth in the Lease (as amended hereby). If the Plaza III Fourth Floor Space Commencement Date falls on any day other than the first day of a month, then the basic annual rent for the Plaza III Fourth Floor Space for such month shall be prorated on a per diem basis, and Tenant agrees to pay the amount thereof for such partial month on the Plaza III Fourth Floor Space Commencement Date. If the first day of the Qualified Second Rent Period falls on any day other than the first day of a month, then the basic annual rent for the Plaza III

Fourth Floor Space for the month in which the Qualified Second Rent Period commences shall be prorated on a per diem basis to reflect the number of days of such Qualified Second Rent Period and of the Qualified First Rent Period which occur during such month.

            (e) Tenant shall be entitled to reimbursement of up to an amount equal to $325,860.32 (the "Plaza III Fourth Floor Space Allowance") for Hard Costs and Soft Costs paid by Tenant in connection with the preparation of the Plaza III Fourth Floor Space for Tenant's occupancy; provided, that Tenant shall not be entitled to reimbursement from the Plaza III Fourth Floor Space Allowance for Soft Costs to the extent such Soft Costs exceed an amount (the "Plaza III Fourth Floor Space Soft Costs Maximum") equal to $81,465.08. Tenant shall have the right to submit to Landlord, from time to time, but not more frequently than once per month, a notice setting forth the dollar amount requested, which notice shall be accompanied by (i) paid invoices or other evidence reasonably satisfactory to Landlord of the amounts paid by Tenant for such Hard Costs and/or Soft Costs, (ii) a certificate from a financial officer of Tenant that Tenant has not been reimbursed previously for such Hard Costs and/or Soft Costs,
(iii) a certificate from Tenant's architect which certifies that the work for which Tenant is seeking reimbursement has been completed substantially in accordance with the plans and specifications previously approved or deemed approved by Landlord and in compliance with all applicable Legal Requirements and (iv) evidence reasonably satisfactory to Landlord (including, without limitation, lien waivers) that all sums properly due and owing to contractors, subcontractors and materialmen in connection with the work for which Tenant is seeking reimbursement have been paid. On or about July 1, 2003 (but in no event later than July 31, 2003), provided that Tenant has submitted such notice and other information to Landlord not later than June 1, 2003, and provided the certificates and other deliveries made therewith are correct, Landlord shall reimburse Tenant for the amount thereof until the total of all such reimbursements is equal to the Plaza III Fourth Floor Space Allowance (it being understood that in no event shall Landlord be obligated to expend in excess of the Plaza III Fourth Floor Space Allowance or reimburse Tenant for Soft Costs in excess of the Plaza III Fourth Floor Space Soft Costs Maximum). Anything to the contrary contained herein notwithstanding, Landlord shall have the right to withhold $32,586 from the Plaza III Fourth Floor Space Allowance, which amount shall not be released to Tenant unless and until Tenant delivers to Landlord final working drawings, with amendments, or the mylar set of "as built" plans, drawings and specifications for the work performed in the Plaza III Fourth Floor Space and the disk carrying the same in accordance with Section 6.01(11) of the Lease.

            (f) From and after the Plaza III Fourth Floor Space Commencement Date, Tenant's Tax Share shall be increased by 1.79% and Tenant's Expense Share shall be increased by 1.88%.

            (g) Landlord shall make twelve (12) un-reserved parking spaces ("Tenant's Plaza III Fourth Floor Parking Spaces") available to Tenant and Tenant shall hire same from Landlord in the Parking Areas of the Property as Landlord shall periodically designate for parking. Tenant's use of Tenant's Plaza III Fourth Floor Parking Spaces shall be on all of the same terms and conditions as set forth with respect to Tenant's Parking Spaces in Article 37 of the Lease. If Landlord, in Landlord's sole discretion, determines that there is excess parking capacity in the Parking Areas of the Property, Landlord agrees to cooperate with Tenant to provide additional unreserved parking spaces to Tenant in a number and in locations to be determined by Landlord in its sole discretion. Notwithstanding the foregoing, Landlord shall have no liability to Tenant for any failure to provide Tenant with any additional parking spaces and neither the validity of this Amendment nor of the Lease shall be impaired by reason of such failure.

            8. Plaza III Fourth Floor Space - AS IS. On the Plaza III Fourth Floor Space Commencement Date, Tenant shall accept the Plaza III Fourth Floor Space in its "as is" condition and Landlord shall have no obligation to perform any work or make any contribution to prepare the Plaza III Fourth Floor Space for occupancy by Tenant, except as provided in Paragraph 7(e) above. All installations, materials and work which may be undertaken by Tenant to prepare, equip, decorate and furnish the Plaza III Fourth Floor Space for Tenant's occupancy shall be performed by Tenant at Tenant's expense in accordance with all of the terms, conditions and provisions of the Lease.

            9. Existing Tenant. Tenant acknowledges that the Plaza III Fourth Floor Space is subject to an existing lease with American International Surplus Lines Agency, Inc. ("Existing Tenant") and Landlord will not be able to deliver the Plaza III Fourth Floor Space to Tenant until such lease expires or terminates and the occupant of the Plaza III Fourth Floor Space vacates the same. Landlord has advised Tenant that such lease for the Plaza III Fourth Floor Space is scheduled to terminate on March 31, 2000; however, Tenant agrees that if Landlord delivers vacant, broom-clean possession of the Plaza III Fourth Floor Space to Tenant prior to March 31, 2000, such earlier date of delivery shall be the Plaza III Fourth Floor Space Commencement Date; provided, that in no event shall such earlier date of delivery be earlier than five (5) days after Landlord gives to Tenant notice of the date on which Landlord anticipates that the Plaza III Fourth Floor Space shall be so delivered to Tenant (unless Tenant or anyone claiming under or through Tenant first occupies the Plaza III Fourth Floor Space for the performance of its work therein or any other purpose prior to the giving of such notice by Landlord or the expiration of such 5-day period). If any tenant in the Plaza III Fourth Floor Space shall holdover beyond March 31, 2000, Landlord shall use reasonable efforts (including the prompt commencement and diligent prosecution of summary proceedings) to terminate such holdover tenancy. Notwithstanding anything to contrary contained in the Lease, Tenant agrees that Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant for any failure or delay to deliver possession of the Plaza III Fourth Floor Space pursuant to the terms hereof on the anticipated availability date or any other specific date and the validity of the Lease, as amended hereby, shall not be impaired under such circumstances nor shall the same be construed to extend the Plaza III Fourth Floor Space Term.

            10. Broker. (a) Tenant covenants, represents and warrants that Tenant has had no dealings or negotiations with any broker or agent, other than DLJ Realty Services, Inc. (representing Tenant), in connection with the consummation of this Amendment, and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent, other than DLJ Realty Services, Inc., with respect to this Amendment or the negotiation thereof if such claim or claims by any such broker or agent are based in whole or in part on dealing with Tenant or its representatives.

                  (b) Landlord covenants and agrees to pay, hold harmless and indemnify Tenant from and against any and all costs, expenses (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges in connection with this Amendment or the negotiation thereof, claimed by any broker or agent if the claims by such other brokers or agents are based in whole or part on dealings with Landlord or its representatives and not with Tenant or its representatives. Landlord agrees to pay DLJ Realty Services, Inc., such compensation, commissions or charges to which they are entitled in connection with this Amendment pursuant to a separate agreement between Landlord and said broker.

            11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.

            12. Entire Agreement. This Amendment represents the entire understanding of the parties hereto with respect to the subject matter hereof.

            13. Ratification; Confirmation. As amended hereby, the Lease is hereby ratified and confirmed in all respects and shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.

            14. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflicts of law principles thereof.

            15. Counterparts. This Amendment may be executed in counterparts each of which when taken together shall be deemed to be one and the same instrument.

            16. Lender's Consent. This Amendment is subject to the written consent of The Northwestern Mutual Life Insurance Company and Principal Mutual Life Insurance Company and shall not be effective until such consent is given; if such consent is not given in writing within ninety (90) days from the date hereof, either party shall have the right to cancel and rescind this Amendment by written notice to the other party given within ten (10) days after the expiration of such ninety (90) day period. If this Amendment is terminated pursuant to this Paragraph 16, Tenant, shall, immediately upon such termination, vacate any space occupied by Tenant pursuant to the Amendment and surrender such space in the condition such space was delivered to Tenant by Landlord hereunder.

            17. Limitation of Liability. Landlord agrees that anything to the contrary contained in this Amendment notwithstanding DLJ Direct Holdings Inc. ("Direct") shall not be liable for any of the obligations of Tenant under this Amendment with respect to the Plaza III Sixth Floor Space and the Plaza III Fourth Floor Space. Each of Landlord, Direct and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") acknowledge and agree that the preceding sentence shall not be deemed to affect
(a) DLJ's liability for all of the obligations of Tenant under this Amendment with respect to the Plaza III Sixth Floor Space and the Plaza III Fourth Floor Space, (b) the joint and several liability of DLJ and Direct for all of the obligations of Tenant under the Lease (as amended hereby and as the same may be amended from time to time), other than the obligations referred to above with respect to the Plaza III Sixth Floor Space and the Plaza III Fourth Floor Space or (c) DLJ's and Direct's agreement to be bound by Paragraph 2 of this Amendment.

            IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Amendment as of the day and year first above written.


                                        CAL-HARBOR II AND III URBAN RENEWAL
                                        ASSOCIATES L.P., Landlord

                                        By: Mack-Cali Sub X, Inc., its
                                            General Partner

                                            By: /s/ James Nugent
                                                --------------------------------
                                                Name: James Nugent
                                                Title: Senior Vice President,
                                                       Leasing


                                        DLJdirect HOLDINGS INC., Tenant

                                        By: /s/ R. F. Brueckner
                                            ------------------------------------
                                            Name: R. F. Brueckner
                                            Title: Director


                                        DONALDSON, LUFKIN & JENRETTE
                                        SECURITIES CORPORATION, Tenant

                                        By: /s/ Robert A. Yurman
                                            ------------------------------------
                                            Name: Robert A. Yurman
                                            Title: Senior Vice President

                                    EXHIBIT A                            3/28/00
                                -----------------
                                    PLAZA III
                                SIXTH FLOOR SPACE

                                  [MAP OMITTED]

HARBORSIDE FINANCIAL CENTER
SIXTH FLOOR
PLAZA III
JERSEY CITY, NEW JERSEY 07311-3988

                                     [LOGO]
                                    MACK-CALI
                               Realty Corporation
     11 COMMERCE DRIVE, CRANFORD, NJ 07016 (908) 272-4755 FAX (908) 272-6755

                                    EXHIBIT B                            3/28/00
                               ------------------
                                    PLAZA III
                               FOURTH FLOOR SPACE

                                  [MAP OMITTED]

HARBORSIDE FINANCIAL CENTER
FOURTH FLOOR
PLAZA III
JERSEY CITY, NEW JERSEY 07311-3988

                                     [LOGO]
                                    MACK-CALI
                               Realty Corporation
     11 COMMERCE DRIVE, CRANFORD, NJ 07016 (908) 272-4755 FAX (908) 272-6755